Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:
441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000


Servicer Certificate (Page 1 of 3)

Distribution Date:                                       11/20/98

Investor Certificateholder Floating Allocation             94.93%
Percentage
Investor Certificateholder Fixed Allocation                97.90%
Percentage

Aggregate Amount of  Collections                    13,379,531.91
     Aggregate Amount of  Interest Collections       2,866,066.79
     Aggregate Amount of  Principal Collections     10,513,465.12

               Int. Collections Alloc. to Investor   2,720,837.32
Class A Principal Collections                       10,181,142.90
Seller Interest Collections                            145,229.47
Seller Principal Collections                           332,322.22

Weighted Average Loan Rate                                 13.67%
Net Loan Rate                                              12.67%

                Weighted Average Maximum Loan Rate         18.92%

Class A-1 Certificate Rate                                5.4769%
Maximum Investor Certificate Rate                        12.9500%
Class A-1 Certificate Interest Distributed           1,085,202.40
Class A-1 Investor Certificate Interest Shortfall            0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                   0.00









Maximum Principal Dist. Amount (MPDA)               10,292,682.35
Alternative Principal Dist. Amount (APDA)           10,181,142.90
Rapid Amortization Period? (Y=1, N=0)                        0.00
Scheduled Principal  Distribution Amount (SPDA)     10,181,142.90

Principal  allocable to Class A-1                   10,181,142.90

SPDA deposited to Funding Account                            0.00

Accelerated Principal Distribution Amount                    0.00

APDA allocable to Class A-1                                  0.00


Reimbursement to Credit Enhancer                             0.00

Spread Trigger hit?                                            No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss          459,739.22
Amount


Cumulative Investor Liquidation Loss Amount            459,739.22

Total Principal allocable to A-1                    10,640,882.12


Beginning Class A-1 Certificate Principal Balance  230,100,905.58

Ending Class A-1 Certificate Principal Balance     219,460,023.46




Pool Factor (PF)                                        0.3441646

Servicer Certificate (Page 2 of  3)

Distribution Date:                                       11/20/98

Retransfer Deposit Amount                                    0.00
Servicing Fees Distributed                             194,461.90
Beg. Accrued and Unpaid Inv. Servicing Fees                  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                0.00
End. Accrued and Unpaid Inv. Servicing Fees                  0.00

Aggregate Investor Liquidation Loss Amount             459,739.22
Investor Loss Reduction Amount                               0.00

Beginning Pool Balance                             245,809,968.59
Ending Pool Balance                                235,144,094.87
Beginning Invested Amount                          233,354,274.58
Ending Invested Amount                             222,713,392.46
Beginning Seller Principal Balance                  12,455,694.01
Ending Seller Principal Balance                     12,430,702.41
Additional Balances                                    332,322.22

Beginning Funding Account Balance                            0.00
Ending Funding Account Balance                               0.00
Ending Funding Account Balance % (before any                0.00%
purchase of Subsequent Loans or release to Certs.)
Ending Funding Account Balance % (after purchase            0.00%
of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans                0.00
Purchased in Period
Principal Collections to purchase Additional                 0.00
Balances and/or paid to Cert.

Beginning  Pre-Funding Account Balance                       0.00
Ending Pre-Funding Account Balance                           0.00
Pre-Funding Earnings                                         0.00

Beginning Capitalized Interest Account                       0.00
Capital Interest Requirement (Transferred to                 0.00
Collection Account)
Ending Capitalized Interest Account                          0.00

Beginning Spread Account Balance                     6,506,737.00
Ending Spread Account Balance                        6,506,737.00

Beginning Seller Interest                                 5.0672%
Ending Seller's Interest                                  5.2864%

Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                          150
     Trust Balance                                   5,075,514.32
   90+ days (Del Stat 3+)
     No. of Accounts                                          373
     Trust Balance                                  12,193,383.54
   270+ days (Del Stat 9+)
     No. of Accounts                                          210
     Trust Balance                                   7,322,644.42
   REO
     No. of Accounts                                           62
     Trust Balance                                   2,275,548.05

Rapid Amortization Event ?                                     No
   Failure to make payment within 5 Business Days              No
of Required Date ?
   Failure to perform covenant relating to Trust's             No
Security Interest ?
   Failure to perform other covenants as described             No
in the Agreement ?
   Breach of Representation or Warranty ?                      No
   Bankruptcy, Insolvency or Receivership relating             No
to Seller ?
   Subject to Investment Company Act of 1940                   No
Regulation ?
   Servicing Termination ?                                     No
   Aggregate of Credit Enhancement Draw Amounts                No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                       11/20/98

Event of Default ?                                             No
   Failure by Servicer to make payment within 5                No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                     No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants              No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership relating             No
to Master Servicer ?
   Trigger Event ?                                             No

Policy Fee Distributed to Credit Enhancer (Paid               N/A
directly from HFC)
Premium Distributed to Credit Enhancer                       0.00
Amount Distributed to Seller                           477,551.69
Master Servicer Credit Facility Amount                       0.00
Guaranteed Principal Distribution Amount                     0.00
Credit Enhancement Draw Amount                               0.00
Spread Account Draw Amount                                   0.00
Capitalized Interest Account Draw                            0.00
Amount re-imbursed to Credit Enhancer                        0.00
(5.01(a)(vi))
Amount paid to Trustee                                       0.00
Cumulative Draw under Policy                                 0.00
Net Yield                                                   4.88%


Total  Available Funds
     Aggregate Amount of Collections                13,379,531.91
     Deposit for principal not used to purchase              0.00
subsequent loans
     Interest Earnings on the Pre-Funding Account            0.00
     Deposit from Capitalized Interest Account               0.00
     Total                                          13,379,531.91


Application of Available Funds
     Servicing Fee                                     194,461.90
     Prinicpal and Interest to Class A-1            11,726,084.52

     Seller's portion of Principal and Interest        477,551.69
     Funds deposited into Funding Account (Net)              0.00
     Funds deposited into Spread  Account                    0.00
     Excess funds released to Seller                   981,433.80
     Total                                          13,379,531.91



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                       11/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation            94.9328%
Percentage
Class A Certificateholder Fixed Allocation               97.9000%
Percentage

Beginning Class A-1 Certificate Balance            230,100,905.58


Class A-1 Certificate Rate                              5.476880%

Class A-1 Certificate Interest Distributed               1.701851

Class A-1 Certificate Interest Shortfall                 0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest          0.000000
Shortfall


Rapid Amortization Event ?                                     No
Class A-1 Certificate Principal Distributed             16.687392

   Maximum Principal Distribution Amount                16.141333
   Scheduled Principal  Distribution Amount (SPDA)      15.966413
   Accelerated Principal Distribution Amount             0.000000
   Aggregate Investor Liquidation Loss Amount            0.720979
Distributed

Total Amount Distributed to Certificateholders          17.668264

Principal Collections deposited into Funding                 0.00
Account
Ending Funding Account Balance                               0.00

Ending Class A-1 Certificate Balance               219,460,023.46


Class A-1 Factor                                        0.3441646

Pool Factor (PF)                                        0.3441646

Unreimbursed Liquidation Loss Amount                        $0.00
Accrued Interest on Unreimbursed Liquidation Loss           $0.00
Amount
Accrued & Unpaid Interest on Unreimbursed                   $0.00
Liquidation Loss Amount

Class A Servicing Fee                                  194,461.90

Beginning Invested Amount                          233,354,274.58
Ending Invested Amount                             222,713,392.46
Beginning Pool Balance                             245,809,968.59
Ending Pool Balance                                235,144,094.87

Spread Account Draw Amount                                   0.00
Credit Enhancement Draw Amount                               0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                       11/20/98

DELINQUENCY & REO STATUS

   60 - 89 days (Del Stat 2)
     No. of Accounts                                          150
     Trust Balance                                   5,075,514.32

   90+ days (Del Stat 3+)
     No. of Accounts                                          373
     Trust Balance                                  12,193,383.54

   REO
     No. of Accounts                                           62
     Trust Balance                                   2,275,548.05

Aggregate Liquidation Loss Amount for Liquidated       440,121.61
Loans

Class A-1 Certificate Rate for Next Distribution    To be updated
Date


Amount of any Draws on the Policy                            0.00

Subsequent Mortgage Loans
     No. of Accounts                                         0.00
     Trust Balance                                           0.00

Pre-Funded Amount (Ending)                                   0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                            0
     Trust Balance                                           0.00

Capitalized Interest Account (Ending)                        0.00

Earnings on the Pre-Funding Account                          0.00